Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steven Hill, Principal Financial and Accounting Officer, Investment Pools, of Invesco PowerShares Capital Management LLC, the Managing Owner of PowerShares DB G10 Currency Harvest Fund (the “Fund”), hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Fund’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 27, 2017	/s/ Steven Hill
Steven Hill
Principal Financial and Accounting Officer, Investment Pools